SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 20, 1997



                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

        DELAWARE              333-28791                51-0362653
 (State or other jurisdiction (Commission         (I.R.S. employer
of incorporation)             file number)        identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437 (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)


                                         Exhibit Index located on page 4.


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.         Other Events.

                The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995, and for the three year period ended December 31, 1996, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997, and for the periods ended September 30, 1997 and September 30, 1996, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1997 (which was filed with the Securities and Exchange Commission on November 14, 1997), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-28791) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Mortgage Pass-Through Certificates, Series 1997-KS4, and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits

                23. Consent of KPMG Peat Marwick LLP, independent auditors of Ambac Assurance Corporation ("Ambac") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 30, 1997 on the audit of the consolidated financial statements of Ambac and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996 and
                (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.




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                                                    SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL ASSET SECURITIES CORPORATION




                                  By:
                                  Name:   Timothy A. Kruse
                                  Title:  Vice President


Dated:  November 20, 1997




































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                                                    SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL ASSET SECURITIES CORPORATION




                                  By:    /s/Timothy A. Kruse
                                  Name:   Timothy A. Kruse
                                  Title:  Vice President


Dated:  November 20, 1997




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                                   Exhibit 23


                    Consent of Independent Auditors of Ambac

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Assurance Corporation:

        We consent to the incorporation by reference in the registration statement (No. 333-28791) of Residential Assets Securities Corporation (the "Registrant") and in the Prospectus Supplement of the Registrant dated November 20, 1997 (the "Prospectus Supplement") of our report dated January 30, 1997 on the consolidated financial statements of Ambac Assurance Corporation as of December 31, 1996 and 1995, and for each of the years in the three year period ended December 31, 1996, which report appears in the Form 8-K of Ambac Financial Group, Inc. (formerly AMBAC Inc.), dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


/s/ KPMG Peat Marwick LLP


New York, New York
November 20, 1997



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